UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2023 (November 27, 2023)

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Division Street
Campbell,	California	95008
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Exchange Agreement, Amendment to Securities Purchase Agreement

As previously reported, on August 14, 2023 (the “Prior Closing Date”), Velo3D, Inc. (the “Company”) issued and sold $70 million aggregate principal amount of senior secured convertible notes (the “Prior Notes”), convertible into shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), to High Trail Investments ON LLC and an affiliated institutional investor (the “Purchasers”) pursuant to a Securities Purchase Agreement, dated August 10, 2023 (the “Purchase Agreement”), by and among the Company and the Purchasers. The entry into the Purchase Agreement, the issuance and sale of the Prior Notes and related matters were reported in Current Reports on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on August 15, 2023 and August 21, 2023, which disclosure is incorporated herein by reference. Refer to Note 9, “Long-Term Debt” and Note 10, “Equity Instruments” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 for further information.

On November 27, 2023, the Company entered into a Securities Exchange Agreement (the “Exchange Agreement”) with the Purchasers, pursuant to which (i) the Company will make a cash payment to the Purchasers of $15.0 million to repay $12.5 million of aggregate principal amount of the Prior Notes, together with accrued and unpaid interest (which interest rate shall be at the Default Interest rate provided in the Prior Notes and accrue as of October 1, 2023), (ii) the remaining Prior Notes will be exchanged for (A) $57.5 million aggregate principal amount of new senior secured notes (the “Exchange Notes”) and (B) 10,000,000 shares of Common Stock (the “Exchange Shares”), and (iii) the Company will make a cash payment to the Purchasers of accrued and unpaid interest (which interest rate shall be at the Default Interest rate provided in the Prior Notes and accrue as of October 1, 2023) on the remaining Prior Notes being exchanged. The Exchange Agreement includes customary representations, warranties and covenants by the Company. In addition, the Exchange Agreement prohibits the Company, subject to certain exceptions, from effecting or entering into an agreement to effect any issuance involving a Variable Rate Transaction (as defined in the Exchange Agreement) for so long as the Exchange Notes remain outstanding. Further, pursuant to the Exchange Agreement, subject to certain exceptions, the Purchasers have agreed not to sell or transfer the Exchange Shares until the earliest to occur of: (i) a “fundamental change” (as defined in the Exchange Notes) or public announcement of a proposed “fundamental change”; (ii) a default or an event of default under the Exchange Notes; and (iii) 90 days after the Closing Date (as defined below).

The closing of the issuance and exchange of the Exchange Notes and the Exchange Shares (the “Closing”) is expected to occur on or about November 28, 2023 (the “Closing Date”), subject to customary closing conditions.

In addition, the Company entered into an amendment to the Purchase Agreement (the “Purchase Agreement Amendment”), which (i) will extend the period of time for the Purchasers to elect to purchase up to $35 million of additional senior secured convertible notes (the “Additional Convertible Notes”) under the Purchase Agreement to two years from the Prior Closing Date and (ii) will amend and restate the form of senior secured convertible note related to any such Additional Convertible Notes. The amended and restated form of note will delete the covenant contained in the Prior Notes that requires the Company to maintain minimum levels of quarterly revenue through the quarter ended June 30, 2026, include the Cash Burn Covenant (as defined below) and include certain conforming changes related to the issuance of the Exchange Notes. The Purchase Agreement Amendment will become effective upon the Closing.

Copies of the Exchange Agreement and the Purchase Agreement Amendment are included in this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The summary description of the terms of the Exchange Agreement and the Purchase Agreement Amendment in this report are qualified in their entirety by reference to Exhibits 10.1 and 10.2.

Voting Agreements

In connection with the entry into the Exchange Agreement, on or before the Closing, the Company expects the Company’s officers and directors to enter into voting agreements (the “Voting Agreements”) with the Company pursuant to which the Company’s officers and directors will agree to, among other things, vote at any annual or special meeting of the Company’s stockholders their shares of Common Stock to approve the issuance of the shares of Common Stock issuable pursuant to the Exchange Notes and to provide a proxy to the Company to vote such shares accordingly.

A copy of the form of Voting Agreement is included in this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The summary description of the terms of the Voting Agreement in this report is qualified in its entirety by reference to Exhibit 10.3.

Second Supplemental Indenture and Exchange Notes

In connection with the issuance of the Exchange Notes, the Company expects to enter into a Second Supplemental Indenture (the “Second Supplemental Indenture”), which amends and supplements the indenture dated as of August 14, 2023 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association, a national banking association, as trustee (the “Trustee”), pursuant to which the Exchange Notes will be issued.

The Exchange Notes will be senior secured obligations of the Company and will be effectively senior to all of the Company’s unsecured indebtedness to the extent of the collateral securing the Exchange Notes. Aside from the foregoing, the Exchange Notes will rank pari passu with all of the Company’s other senior indebtedness and senior to any of the Company’s subordinated indebtedness.

As of the Closing Date, the Exchange Notes will be secured by a first lien security interest in the Company’s and its wholly-owned subsidiary Velo3D US, Inc.’s (“Velo3D US”) assets, including, but not limited to, the Company’s intellectual property (subject to prior liens and other customary exclusions, in each case, acceptable to High Trail Investors ON LLC, as collateral agent (the “Collateral Agent”), in its sole discretion) other than the Company’s and Velo3D US’s non-U.S. assets (the “Initial Collateral”) as described below under “—Amendment to Security Agreement”. The Exchange Notes provide that at or before 45 days after the Closing Date (which period may be extended in the reasonable discretion of the Collateral Agent), the Company will deliver to the Collateral Agent such additional security documents, in form and substance reasonably acceptable to the Collateral Agent, which perfect a first lien security interest in all the Company’s remaining assets (subject to prior liens and other customary exclusions, in each case, acceptable to the Collateral Agent in its sole discretion).

The Exchange Notes will bear interest at 6.00% per annum, payable quarterly in cash on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2024, and will mature on August 1, 2026 (the “Maturity Date”). When the Company repays principal on the Exchange Notes pursuant to the terms of the Exchange Notes, it will be required to pay 120% of the principal amount repaid (the “Repayment Price”) plus accrued and unpaid interest.

On the first day of each three-month period beginning on January 1, 2024 (a “Partial Redemption Date”), the Company will redeem a portion of the principal amount of the Exchange Notes at the Repayment Price plus accrued and unpaid interest, unless the Holder cancels such redemption. The aggregate principal amount of the Exchange Notes that will be redeemable on a Partial Redemption Date will be $8,750,000 for a Repayment Price of $10,500,000.

Subject to certain exceptions, upon the completion of certain equity financings, holders of the Exchange Notes will have the right to require the Company to use up to 25% of the gross proceeds of the equity financing to redeem all or a portion of the principal amount of the Notes at the Repayment Price plus accrued and unpaid interest.

Holders of the Exchange Notes will also have the right to require the Company to repurchase all or a portion of their Exchange Notes upon the occurrence of certain corporate events constituting a “fundamental change” at 100% of the Repayment Price plus accrued and unpaid interest.

The Exchange Notes contain customary affirmative and negative covenants (including covenants that limit the Company’s ability to incur debt, make investments, transfer assets, engage in certain transactions with affiliates and merge with other companies, in each case, other than those permitted by the Exchange Notes) and events of default.

Furthermore, the Company will be required to maintain a minimum of $35 million of unrestricted cash and cash equivalents and to maintain minimum levels of Available Cash (as defined in the Exchange Notes), calculated monthly based on a rolling three-month lookback period beginning with the three-month period ending on December 31, 2023, specified in the Exchange Notes (the “Cash Burn Covenant”). If an event of default occurs, the holders of the Exchange Notes may declare the Exchange Notes due and payable for cash in an amount equal to the Event of Default Acceleration Amount (as defined in the Exchange Notes). If an event of default occurs and the Company fails to pay the Event of Default Acceleration Amount when due in accordance with the Exchange Notes, then the holders may elect to receive such unpaid portion of the Event of Default Acceleration Amount, entirely or partially, in shares of Common Stock calculated based on dividing Event of Default Acceleration Amount by the lowest of the 10 daily volume weighted average prices of the Common Stock immediately prior to the applicable event of default stock payment date.

Copies of the form of Second Supplemental Indenture and the form of Exchange Notes are included in this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. The summary descriptions of the terms of the Second Supplemental Indenture and the Exchange Notes in this report are qualified in their entirety by reference to Exhibits 4.1 and 4.2.

Amendment to Security Agreement

In connection with the Closing, the Company and Velo3D US expect to enter into an amendment (the “Security Agreement Amendment”) to the U.S. security agreement with the Collateral Agent entered into on August 14, 2023, which created a first lien security interest in the Company’s and such subsidiary’s assets, including, but not limited to, the Company’s intellectual property (subject to prior liens and other customary exclusions, in each case, acceptable to the Collateral Agent in its sole discretion) and perfected a first lien security interest in the Initial Collateral (the “Initial Security Agreement Terms”). The Security Agreement Amendment reaffirms the Initial Security Agreement Terms in connection with the issuance of the Exchange Notes.

A copy of the form of Security Agreement Amendment is included in this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The summary description of the terms of the Security Agreement in this report is qualified in its entirety by reference to Exhibit 10.4.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 relating to the Exchange Notes and the Second Supplemental Indenture is set forth under Item 1.01 above and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02 relating to the Exchange Notes and the Exchange Shares is set forth under Item 1.01 above and is incorporated herein by reference.

The Exchange Notes and the Exchange Shares will be issued as securities exchanged by the Company with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

The Company previously furnished a Current Report on Form 8-K with the Commission on November 6, 2023 with the Company’s results for the three and nine months ended September 30, 2023 compared to the three and nine months ended September 30, 2022 (the “Earnings 8-K”). Subsequent to the Earnings 8-K, the Company has observed continuing delays in customer orders for its 3D printer systems (“bookings”), which in part relate to transitional disruption resulting from the implementation of the operational realignment initiatives and go-to-market and service strategies described in the Earnings 8-K. In addition, the Company believes the uncertainty regarding the Company’s financial situation as a result of the negotiations with the holders of the Prior Notes may have impacted, and may continue to impact the Company’s bookings in the near term, including because the Company has determined the Closing will not address the substantial doubt about the Company’s ability to continue as a going concern and the Company expects it will need to engage in additional financings following the Closing to fund its operations in the near term. As a result, the Company believes it is prudent to withdraw the fourth quarter and full year 2023 revenue and gross margin guidance that the Company previously provided in the Earnings 8-K, and such guidance should not be relied on in making an investment decision in the Company.

The information furnished with this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1	Form of Second Supplemental Indenture by and between the Company and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of Note.
10.1†	Securities Exchange Agreement, dated November 27, 2023, by and among the Company, High Trail Investors ON LLC and HB SPV I Master Sub LLC.
10.2†	Amendment to Securities Purchase Agreement, dated November 27, 2023, by and among the Company, High Trail Investors ON LLC and HB SPV I Master Sub LLC.
10.3	Form of Voting Agreement (included as Exhibit D to the Securities Exchange Agreement filed as Exhibit 10.1).
10.4	Form of Amendment to Security Agreement by and among the Company, Velo3D US, Inc. and High Trail Investors ON LLC, as collateral agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† Portions of this exhibit (indicated with markouts) have been redacted in accordance with Item 601(b)(10)(iv).
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the timing of the Closing and related matters, the Company’s expectations regarding its need to engage in additional financings and the Company’s ability to continue as a going concern. These statements are subject to risks and uncertainties, including the failure of closing conditions to be satisfied, and actual results may differ materially from these statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Commission. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the price of the Company’s securities. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events, except as required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	November 28, 2023	By:	/s/ Benyamin Buller
		Name:	Benyamin Buller
		Title:	Chief Executive Officer